INVESTOR PRESENTATION NOVEMBER 2020 Exhibit 99.1 BROADSTONE NET LEASE, INC.

DISCLAIMER CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING STATEMENTS Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. Forward-looking statements are generally accompanied by words such as “estimate,” project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “plan,” “goal” or other words that convey the uncertainty of future events or outcomes. Forward-looking statements in this presentation include, for example, references to the expected increase in the Company’s revolving credit facility and references to the Company’s pipeline of potential acquisitions, as to which there can be no assurance of completion. The forward-looking statements speak only as of the date of this presentation; The Company disclaims any obligation to update these statements unless required by law, and the Company cautions you not to rely on them unduly. The Company has based these forward-looking statements on its current expectations and assumptions about future events, which the Company considers reasonable. However, these forward-looking statements are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and beyond the Company's control. NON-GAAP FINANCIAL INFORMATION This presentation contains non-generally accepted accounting principles (GAAP) financial measures including, funds from operations (“FFO”), adjusted funds from operations (“AFFO”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA further adjusted to exclude gains (losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), Adjusted EBITDAre, Annualized Adjusted EBITDAre and Net Debt. The Company believes these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. However, such measures should not be considered in isolation or as an indicator of the Company's performance. Furthermore, they should not be seen as a substitute for metrics prepared in accordance with GAAP. Reconciliations of these measures to their most directly comparable GAAP measures for the periods that are presented in this presentation can be found in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Measures” in the Company’s Quarterly Report on Form 10-Q, which was filed with the SEC on November 5, 2020. BROADSTONE NET LEASE, INC. 2 INVESTOR PRESENTATION NOVEMBER 2020

628 Properties 41 States 1 Canadian Province >$600 Million Annual Acquisitions 2017 - 2019 182 / 169 / 54 Tenants / Brands / Industries 2.5% Top Tenant3 18.7% Top Ten Tenants3 10.8 Years WALT 2.1% Annual Escalation 97.9% Rent Collections in Q3 94.8% Financial Reporting2 99.8% Leased1 34.2% Master Leases BROADSTONE AT-A-GLANCE As of September 30, 2020 1 Based on square footage  2 Includes 6.4% of tenants who are public filers 3 % of ABR  $900 Million Revolver Capacity Baa3 Moody’s Rating $288 Million Annualized Base Rent 44% Industrial 20% Healthcare  16% Restaurants 10% Office, 8% Retail, 2% Other BROADSTONE NET LEASE, INC. 3 INVESTOR PRESENTATION NOVEMBER 2020

Thoughtfully Constructed and Diversified Portfolio with Best-in-Class Metrics Deliberate and highly granular diversified strategy with exposure to desirable net lease sectors including industrial and healthcare Significant property type and tenant diversification has acted as a proven defensive hedge against economic distress Top tier portfolio metrics: 2.1% weighted average annual rent escalations, 10.8 years WALT, 18.7% top 10 tenant concentration Active Portfolio Management with Exceptional Results During COVID-19 Pandemic Consistently strong rent collections during Q3 of 97.9% with October rent collections of 98.5% Specialized infrastructure in place to support entire investment lifecycle across different property segments Proactive disposition strategy mitigates portfolio risk while facilitating value creation Differentiated and Proven Investment Strategy with Attractive Pipeline of Opportunities Diversified strategy allows for capital allocation flexibility across sectors and ensures consistent high-quality deal flow Proven track record deploying capital accretively with annual acquisition volume of $500+ million from 2015 – 2019 ~$97 million currently under contract or LOI status with a growing pipeline of attractive opportunities1 Scalable Growth-Oriented Platform with Fortified Investment Grade Balance Sheet Optimal size with a large efficient in-place platform, but small enough to drive meaningful growth Investment grade balance sheet (Baa3) with $840 million of liquidity and no near-term debt maturities Conservative leverage profile with net debt to adjusted EBITDAre of 5.0x2 Experienced Management Team with Deep Pool of Talent Experienced, cycle-tested management team constructed over 13 years with long-term relationships and expertise Diverse board of directors with meaningful public REIT experience and substantial personal investment in the Company Focus on corporate responsibility has been a cornerstone of Broadstone since inception Established REIT with Longstanding Track Record of Success 13-year operating history pursuing a diversified net lease strategy with a leading team, now proven through two cycles Publicly traded on the NYSE (BNL) with experience operating under substantially all public company requirements since 2017 Continued growth of the portfolio and consistent performance has delivered predictable cash flow and returns to investors INVESTMENT THESIS As of September 30, 2020 unless otherwise noted ¹As of November 4, 2020. There can be no assurance that BNL will acquire or originate any of the investments currently being pursued on attractive terms or at all 2Reflects net proceeds from partial exercise of underwriters' overallotment option subsequent to quarter end BROADSTONE NET LEASE, INC. 4 INVESTOR PRESENTATION NOVEMBER 2020

BROADSTONE NET LEASE (NYSE: BNL) Longstanding operating history and track record of success delivering results to shareholders ~30% GAV1 Growth CAGR since 2015 ACCELERATED GROWTH 1 Gross asset value “GAV” means undepreciated book value, which represents the fair value of the assets as of the date acquired, less any subsequent writedowns due to impairment charges BNL is founded Baa3 Moody’s rating Management Internalization & IPO Public / SEC filer FOUNDATION Thoughtful construction of BNL diversified portfolio and team AVERAGE EMPLOYEE TENURE: 4.1 YEARS AVERAGE SENIOR EMPLOYEE TENURE: 5.3 YEARS Employee Tenure (Years) ($mm) 5+ 25% 4 14% 3 9% 2 31% <2 18 EXEC 7.9 SVP 4.8 VP 4.5 2007 $22 2008 $63 2009$173 2010 $173 2011 $ $242 2012 $517 2013 $691 2014 $903 2015 $1,448 2016 $1,937 2017 $2,577 2018 $3,148 2019 $4,043 INVESTOR PRESENTATION NOVEMBER 2020 BROADSTONE NET LEASE, INC. 5 INVESTOR PRESENTATION NOVEMBER 2020

Q3 2020 AT-A-GLANCE

Strong Portfolio Operating Performance & Successful Execution of Initial Public Offering

PORTFOLIO OVERVIEW

$288 Million
Annualized Base Rent

628
Properties

27.3 Million
Square Footage

$4 Billion
Enterprise Value

41 + BC
States

182
Tenants

54
Industries

10.8 years
Weighted Average Lease Term Remaining

2.1%
Weighted Average Rent Escalation

94.8%
Tenants providing Financial Reporting[1,2]

17.8%
% Investment Grade Credit Rated Tenants[1,3]


18.7%

Top 10 Tenant Concentration[1]


31.8%

Top 20 Tenant Concentration[1]

KEY OPERATING METRICS

99.8%
Leased

97.9%
Rent Collection

None
Acquisitions

$9.8 Million
Dispositions

$629 Million
Gross IPO Funds Raised[4]

5.0x
Net Debt / Annualized Adjusted EBITDAre[4]

SUMMARY FINANCIAL RESULTS

($ in thousands, except per share data)	*For Three Months Ended* 9/30/2020	6/30/2020
Revenues	$80,744	$80,371
Net income	$9,711	$17,098
Net earnings per common share, diluted	$0.08	$0.14
FFO	$54,726	$56,485
FFO per share, diluted	$0.44	$0.47
AFFO	$47,077	$46,056
AFFO per share, diluted	$0.38	$0.38
Diluted WASO	123,381	119,648

As of September 30, 2020 [1] % of ABR; [2] Includes 6.4% of ABR that is tied to assets with no reporting requirement, but whose tenant or guarantor is required to file publicly with the SEC or has its financials publicly available for reasons outside of public company requirements.[3] Updated to reflect Tractor Supply Co.'s (NYSE: TSCO) investment grade issuer ratings assigned on October 21,2020 [4]Reflects proceeds from partial exercise of underwriters overallotment option subsequent to quarter end

BROADSTONE NET LEASE, INC.
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INVESTOR PRESENTATION | NOVEMBER 2020

HIGHLY DIVERSIFIED BY TENANT & INDUSTRY

TOP 20 TENANTS

Tenant	Property Type	# of Properties	ABR as a % of Total Portfolio
Red Lobster*	Restaurants	24	2.5%
Jack's Family Restaurants*	Restaurants	36	2.1%
Axcelis Technologies	Industrial	1	2.0%
Hensley*	Industrial	3	2.0%
Outback Steakhouse [1] *	Restaurants	23	1.8%
Krispy Kreme	Rest. / Ind.	27	1.8%
BluePearl*	Healthcare	12	1.7%
Big Tex Trailers*	Ind./ Retail/ Office	17	1.7%
Siemens	Industrial	2	1.6%
Nestle Dreyer's	Industrial	1	1.5%
Top 10 Tenants		**146**	**18.7%**
Nationwide Mutual*	Office	2	1.5%
Arkansas Surgical Hospital	Healthcare	1	1.5%
American Signature	Retail	6	1.4%
Cascade Aerospace	Industrial	1	1.3%
Fresh Express	Industrial	1	1.3%
Aventiv Technologies	Office	1	1.3%
Bob Evans*	Restaurant	23	1.3%
Tractor Supply Co.	Retail	14	1.2%
Centene Management	Office	1	1.2%
Zips Car Wash*	Retail	14	1.1%
Top 20 Tenants		**210**	**31.8%**

PROPERTY TYPE DIVERSIFICATION (BY ABR)


$288mm
Annualized Base Rent

Property Type	%
Industrial	**44%**
Manufacturing	14%
Distribution & Warehouse	14%
Food Processing	6%
Flex and R&D	6%
Cold Storage	4%
Healthcare	**20%**
Clinical	9%
Surgical	3%
Animal Health Services	3%
Life Science	3%
Healthcare Services	2%
Restaurants	**16%**
Quick Service	9%
Casual Dining	7%
Office	**10%**
Strategic Operations	5%
Corporate Headquarters	3%
Call Center	2%
Retail	**8%**
Automotive	3%
General Merchandise	3%
Home Furnishings	2%
Other	**2%**

*As of September 30, 2020 * Subject to master lease [1] Tenant's properties include 21 Outback Steakhouse restaurants and 2 Carrabba's Italian Grill restaurants*

BROADSTONE NET LEASE, INC.
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INVESTOR PRESENTATION | NOVEMBER 2020

TARGETED PROPERTY TYPES INDUSTRIAL HEALTHCARE ABR % | $: 20% | $58mm Properties: 120 Square Feet: 2.6mm WALT: 8.4 years Avg. Annual Rent Escalation: 2.3% Clinical 44% Surgical 17% Animal Health Services 14% Life Science 13% Healthcare Services 12% Top Tenants KEY STATISTICS PROPERTY TYPE BREAKDOWN Top Tenants KEY STATISTICS PROPERTY TYPE BREAKDOWN As of September 30, 2020 ABR % | $: 44% | $128mm Properties: 112 Square Feet: 19.2mm WALT: 10.7 years Avg. Annual Rent Escalation: 2.0% Manufacturing 32% Distribution & Warehouse 31% Food Processing 14% Flex and R&D 13% Cold Storage 10% BROADSTONE NET LEASE, INC. 8 INVESTOR PRESENTATION NOVEMBER 2020

TARGETED PROPERTY TYPES RESTAURANTS Top Tenants KEY STATISTICS ABR % | $: 16% | $45mm Properties: 240 Square Feet: 1.1mm WALT: 16.1 years Avg. Annual Rent Escalation: 1.9% QSR 55% Casual Dining 45% OFFICE ABR % | $: 10% | $29mm Properties: 17 Square Feet: 2.1mm WALT: 7.7 years Avg. Annual Rent Escalation: 2.4% Strategic Operations 47% Corporate Headquarters 33% Call Center 20% RETAIL ABR % | $: 8% | $24mm Properties: 128 Square Feet: 2.3mm WALT: 11.0 years Avg. Annual Rent Escalation: 1.9% General Merchandise 35% Home Furnishings 24% Automotive 41% OTHER ABR % | $: 2% | $5mm Properties: 11 Square Feet: 0.1mm WALT: 11.6 years Avg. Annual Rent Escalation: 1.6% Other 100% PROPERTY TYPE BREAKDOWN As of September 30, 2020 16% ABR 10%ABR 8% ABR 2% ABR BROADSTONE NET LEASE, INC. 9 INVESTOR PRESENTATION NOVEMBER 2020

SIGNIFICANT GEOGRAPHICAL DIVERSITY 10.5% (TX) 6.3% (IL) 3–6% 0.1–3% Portfolio concentration (by ABR) 628 Properties 41 States + Canada (British Columbia) As of September 30, 2020; Map is shown for U.S. only, excluding single property in Canada (British Columbia) State ABR as a % of Total Portfolio 1 Texas 10.5% 2 Illinois 6.3% 3 California 5.4% 4 Wisconsin 5.4% 5 Florida 5.3% 6 Michigan 5.0% 7 Ohio 4.9% 8 Indiana 4.3% 9 North Carolina 3.7% 10 Massachusetts 3.3% Top 10 States 54.1% As of September 30, 2020 BROADSTONE NET LEASE, INC. 10 INVESTOR PRESENTATION NOVEMBER 2020

SIGNIFICANT CROSS-DIVERSIFICATION

Significant Geographic, Property Type, and Industry Diversification Helps to Mitigate State Specific Risk

STATE EXPOSURE AT-A-GLANCE

State:	Texas
Concentration:	1
ABR: % | $	10.5% | $30.2mm
Tenants:	29
Properties:	53
Property Types:	5
Industries:	16
MSAs:	19



STATE DIVERSIFICATION BY MSA

($ in millions)



Dallas
Austin
Houston
Sherman
Mt. Pleasant
Lubbock
Tyler
All Other
$13.3
$6.2
$3.6
$1.4
$1.3
$0.7
$0.5
$3.2
$30.2mm
of ABR

STATE DIVERSIFICATION BY PROPERTY TYPE

($ in millions)



Retail
$2.8
Industrial
$11.4
Office
$7.5
Restaurant
$4.4
Healthcare
$4.1
$30.2mm
of ABR

STATE DIVERSIFICATION BY INDUSTRY

TENANT INDUSTRY	PROPERTY TYPE	ABR	% STATE ABR
Home Furnishings		$5.2	17.4%
Restaurants		$4.4	14.4%
Health Care Facilities		$4.1	13.6%
Application Software		$3.7	12.4%
Managed Health Care		$3.3	10.8%
Auto Parts & Equipment		$2.6	8.7%
Data Processing & Outsourced Services		$1.6	5.2%
Packaged Foods & Meats		$1.4	4.8%
Automotive Retail		$0.9	2.9%
Office Services & Supplies		$0.9	2.8%
Specialty Stores		$0.5	1.5%
Soft Drinks		$0.4	1.5%
General Merchandise Stores		$0.4	1.5%
Metal & Glass Containers		$0.4	1.2%
Specialized Consumer Services		$0.3	0.9%
Oil & Gas Equipment & Services		$0.1	0.4%
TOTAL		**$30.2**	**100.0%**

As of September 30, 2020

BROADSTONE NET LEASE, INC.
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INVESTOR PRESENTATION | NOVEMBER 2020

TOP-TIER PORTFOLIO METRICS WEIGHTED AVERAGE RENT ESCALATION STRONG RENT ESCLATIONS Lease Escalation Frequency Lease Escalation Provisions Flat 1.7% Other Frequencies1 10.8% Annual79.1% Flat 1.7% WALT: 10.7 8.4 16.1 7.7 11.0 11.6 Weighted Average of 2.1% LONG WEIGHTED AVERAGE LEASE DURATION WITH MINIMAL NEAR-TERM EXPIRATIONS As of September 30, 2020 1 Includes 2,3, and 4 year escalations and other escalation arrangements Weighted Average of 10.8 Years CPI 15.8% Fixed 82.5 Every 5 years 8.4% Office 2.4% Healthcare 2.3% Industrial 2.0% Restaurant 1.9% Retail 1.9% Other 1.6% Industrial Healthcare Restaurant Office Retail Other 2020 0.0% 2021 0.5% 2022 1.2% 2023 1.8% 2024 4.7% 2025 2.7% 2026 6.2% 2027 8.0% 2028 9.2% 2029 6.6% 2030 17.2% 2031 1.8% 2032 7.5% 2033 5.3% 2033 5.3% 2034 1.9% 2035 6.2% 2036 3.3% 2037 5.1% 2038 2.3% 2039 3.1% 2040+ 5.4% ABR BROADSTONE NET LEASE, INC. 12 INVESTOR PRESENTATION NOVEMBER 2020

Q3 Uncollected Rent 2.1% Abated Rent 1.4% Deferred Rent 0.6% Bankruptcy Related 0.1% RENT COLLECTION SUMMARY Q3 Collected Rent 97.9% RENT COLLECTION PROGRESSION 95.5% 97.9% Q3 2020 October Q2 2020 98.5% Granular Diversification and Active Portfolio Management Have Yielded Top Tier Rent Collections COVID RENT RELIEF REQUESTS +2.4% +0.6% PARTIAL RENT DEFERRALS PARTIAL RENT ABATEMENTS Unresolved requests None Requests received during Q3 None Rent deferrals granted 14 Deferred rent collected in Q3 100% Wtd. avg. deferral period remaining 0 months Deferred rent scheduled to be repaid $1.8 million Wtd. avg. repayment period remaining 4.2 months Partial rent abatements granted 1 Lease term extension negotiated 3 years Partial base rent collected in Q3 100% Wtd. avg. abatement period remaining 4 months Upside percentage rent collected in Q3 $0.2 million As of September 30, 2020, October collection information as of October 31, 2020 BROADSTONE NET LEASE, INC. 13 INVESTOR PRESENTATION NOVEMBER 2020

RENT COLLECTIONS BY TOP 20 TENANT INDUSTRIES

Highly Diversified Portfolio has Mitigated Property Type and Industry Specific Risk

Q3 2020 RENT COLLECTIONS FROM TOP 20 TENANT INDUSTRIES

	Q3 Base Rent (% Pre-Pandemic Rents)				Portfolio Diversification		
Industry	Collected	Deferred	Abated	Bankruptcy	# Properties	ABR $(000s)	Portfolio ABR %
Healthcare Facilities	100.0%	—	—	—	95	45,500	15.8%
Restaurants	91.2%	—	8.8%	—	240	45,370	15.8%
Food Distributors	100.0%	—	—	—	7	12,775	4.4%
Packaged Foods & Meats	100.0%	—	—	—	6	11,237	3.9%
Auto Parts & Equipment	100.0%	—	—	—	31	10,153	3.5%
Metal & Glass Containers	100.0%	—	—	—	8	9,602	3.3%
Specialized Consumer Services	100.0%	—	—	—	37	9,452	3.3%
Healthcare Services	100.0%	—	—	—	16	8,197	2.8%
Home Furnishing Retail	96.7%	—	—	3.3%	17	8,007	2.8%
Aerospace & Defense	100.0%	—	—	—	6	7,461	2.6%
Distributors	100.0%	—	—	—	12	6,818	2.4%
Electronic Components	100.0%	—	—	—	2	6,514	2.3%
Air Freight & Logistics	100.0%	—	—	—	3	6,442	2.2%
Specialty Stores	89.5%	10.5%	—	—	15	6,219	2.2%
Industrial Machinery	94.9%	5.1%	—	—	15	5,479	1.9%
Home Furnishings	100.0%	—	—	—	2	5,233	1.8%
Industrial Conglomerates	100.0%	—	—	—	2	4,646	1.6%
Internet & Direct Marketing Retail	100.0%	—	—	—	2	4,643	1.6%
Paper Packaging	100.0%	—	—	—	3	4,190	1.5%
Multi-line Insurance	100.0%	—	—	—	2	4,165	1.4%
All Other	98.8%	1.2%	—	—	107	65,894	22.9%
Total	**97.9%**	**0.6%**	**1.4%**	**0.1%**	**628**	**287,997**	**100.0%**

As of September 30, 2020

BROADSTONE NET LEASE, INC.

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INVESTOR PRESENTATION | NOVEMBER 2020

DIFFERENTIATED INVESTMENT APPROACH Agile Investment Strategy Enables Identification of Attractive Investment Opportunities A decade plus of experience sourcing, underwriting, and managing a portfolio diversified across traditional and emerging net lease sectors Significant presence in industrial, healthcare, restaurant, office and retail, supplemented by other emerging net lease property types Flexibility to identify adjacent property sectors well-suited for long term leases Specialized infrastructure conducive to staying ahead of industry trends Executing acquisitions in emerging sectors prior to institutionalization has helped generate attractive returns Increased investment opportunity and consistency in deal flow Enhanced ability to adhere to stringent underwriting standards in competitive environment Drives attractive risk-adjusted returns over the long-term Diversified Core Property Sectors Attractive Capital Allocation Proven Investment Strategy Other Restaurant Retail Industrial Office Healthcare Veterinary Clinics Lab Space Cold Storage BROADSTONE NET LEASE, INC. 15 INVESTOR PRESENTATION NOVEMBER 2020

SYSTEMATIC INVESTMENT APPROACH LEASE ASSUMPTION SALE LEASEBACK FORWARD COMMITMENTS EXISTING PORTFOLIO ADD-ONs PROPERTY EXPANSIONS & Improvements EXISTING PORTFOLIO NEW OPPORTUNITIES INVESTMENT TYPE DESCRIPTION Acquire single-tenant property with a simultaneous new long-term lease with seller Maximum flexibility to negotiate lease terms coupled with strength of our own lease form Acquire single-tenant property with existing lease Deepest market opportunity set Focus on lease modifications to strengthen lease structure and improve risk-adjusted return Take-out of newly constructed property upon completion from developer or existing tenants Drive higher risk-adjusted returns via attractive cap rates and long lease term Addition of property from existing tenant strengthens relationship and leads to potential future opportunities Directly sourced opportunities from preferred tenants already underwritten and routinely monitored Fund construction for existing single-tenant property with long-term lease already in place Collaborate in design and construction of property or approval Opportunity to enhance lease structure and / or extend lease term INVESTMENT TEAMS: CURRENT OWNERS BROKERAGE NETWORK DEVELOPMENT PARTNERS TENANT RELATIONSHIPS PRIVATE EQUITY SOURCING CHANNELS: INDUSTRIAL HEALTHCARE RESTAURANT / RETAIL UPREIT BROADSTONE NET LEASE, INC. 16 INVESTOR PRESENTATION NOVEMBER 2020

% of GAV1 38.0% 26.8% 26.5% 19.3% 25.5% Acquisitions Cap Rate2 6.9% 6.8% 7.2% 6.9% 6.6% PROVEN INVESTMENT APPROACH CONSISTENT ANNUAL ACQUISITION VOLUME OF $500mm+ From 2015 - 2019 As of September 30, 2020 ¹ Gross asset value “GAV” means undepreciated book value, which represents the fair value of the assets as of the date acquired, less any subsequent write-downs due to impairment charges 2Represents the estimated first year cash yield, calculated as specified cash base rent for the first full year after investment divided by property purchase price Long-Standing Diversified Strategy Provides Acquisition Flexibility from Year to Year Without Dramatically Influencing Overall Portfolio Concentration Volume ($mm) Industrial Healthcare Restaurants Office Retail Other 2015 $179 $136 $233 $550 $2 2016 $65 $69 $174 $128 $44 $519 $39 2017 $206 $147 $60 $80 $175 $684 $16 2018 $183 $207 $90 $92 $607 $35 2019 $859 $38 $6 $64 $65 $1,032 BROADSTONE NET LEASE, INC. 17 INVESTOR PRESENTATION NOVEMBER 2020

ATTRACTIVE PIPELINE OF OPPORTUNITIES ~$17.3bn of Deals Sourced and Reviewed YTD Well Positioned to Continue Driving Growth and Attractive Risk-Adjusted Returns RESTAURANTS & RETAIL INDUSTRIAL HEALTHCARE LOI CLOE  >$600mm of Annual Acquisitions 2017-2019  Annualized Deal Flow of ~$20.0bn  Acquisition pipeline information as of November 4, 2020 ¹There can be no assurance that BNL will acquire or originate any of the investments currently being pursued on attractive terms or at all $340mm+ of Active Prospects Currently Under Review1 $97mm+ of Advanced Stage Opportunities1 3% - 5% conversion rate Amount $97 million Transactions 6 Under Contract 2 Executed LOI 4 Cap Rate 6.9% Rent Escalation 1.9% WALT 14.1 years ADVANCED STAGE OPPORTUNITIES Amount $69 million $13 million $10 million $5 million Transactions 2 1 2 1 Under Contract 1 - 1 - Executed LOI 1 1 1 1 Cap Rate 7.0% 6.4% 6.9% 7.3% Rent Escalation 2.0% 2.0% 1.7% 0.5% WALT 14.7 years 16.0 years 10.0 years 10.0 years INDUSTRIAL HEALTHCARE RESTAURANT RETAIL ADVANCED STAGE OPPORTUNITIES BY PROPERTY TYPE Industrial 71.0% Healthcare 10.1% Restaurant -QSR 13.6% Retail 5.3% BROADSTONE NET LEASE, INC. 18 INVESTOR PRESENTATION NOVEMBER 2020

PLATFORM WELL POSITIONED TO CONTINUE EXECUTING GROWTH STRATEGY Defensive leverage profile with strong access to capital Carefully constructed platform built to sustain targeted growth levels Specialized, national sourcing model with growing pipeline of opportunities Diversified acquisition strategy provides flexibility to optimize risk / return profile “Sweet spot” sizing – meaningful scale yet modest acquisitions move the needle Highly scalable infrastructure already in place and operating efficiently 1 2 3 4 5 6 BROADSTONE NET LEASE, INC. 19 INVESTOR PRESENTATION NOVEMBER 2020

WELL CAPITALIZED BALANCE SHEET ($ in thousands) Sept 30, 2020 Equity               Common Stock         141,273 OP Units         12,226 Common Stock & OP Units     153,499 Price Per Share / Unit $16.78 Equity Market Capitalization     $2,575,710 % of Total Capitalization     62.4% Debt           Unsecured Revolving Credit Facility     $ – Unsecured Term Loan Facilities 965,000 Senior Unsecured Notes 475,000 Mortgage Debt – Various 109,076 Total Debt         $1,549,076 % of Total Capitalization     37.6%               Enterprise Value           Total Capitalization     $4,124,786 Less: Cash and Cash Equivalents (101,787) Enterprise Value         $4,022,999 TOTAL CAPITALIZATION DETAIL Baa3 Credit Rated Balance Sheet with Well Laddered Maturities and Strong Liquidity TOTAL CAPITALIZATION DEBT MATURITY SCHEDULE Common Stock OP Units Unsecured Term Loans Senior Unsecured Notes Mortgage Debt Total Capitalization $4.1bn ($mm) Unsecured Credit Facilities Undrawn Revolver Capacity Senior Unsecured Notes Mortgages As of September 30, 2020 11.5% 23.4% 5.0% 57.4% 2020 2021 $15 2022 $60 2023 $1,173 2024 $190 2025 $20 2026 $468 2027 $150 2028 $273 2029 2030+ $100 BROADSTONE NET LEASE, INC. 20 INVESTOR PRESENTATION NOVEMBER 2020

EMPHASIS PLACED ON LIQUIDITY As of September 30, 2020 1Reflects net proceeds from partial exercise of underwriters overallotment option subsequent to quarter end 2Calculated in accordance with current unsecured credit facility and unsecured term loans and senior notes 3 Net Debt / Annualized Adjusted EBITDAre 4Calculated in accordance with current unsecured senior notes LEVERAGE PROFILE EVOLUTION3 KEY CREDIT METRICS Conservative Leverage Profile & Ample Liquidity to Execute Growth Strategy 3.25x Fixed Charge Coverage Ratio2 2.6% Secured Indebtedness Ratio2 5.00x Net Debt / Annualized Adjusted EBITDAre1 Baa3 Investment Grade Rated 38% Market Leverage AMPLE COVENANT HEADROOM $840 Million of Corporate Liquidity CORPORATE LIQUIDITY PROFILE ($mm) 1 4 4 2 2 2 Cash and Cash Equivalents Available Revolver Capacity 2019 Q3 $204 $2018 Q4 $268 $280 2020 Q1 $93 $51 $144 Q2 $149 $158 Q3 $102 $738 $840 2019 Q3 7.18x Q4 7.04x 2020 Q1 7.50x Q2 7.23x Q3 5.20x Q3 (Proforma 1) 5.00x Covenant Requirement Q3 2020 Leverage <60% Ratio 4 37% Secured <40% Indebtedness2 3% Unencumbered>1.75x Coverage Ratio 2 542x Fixed Change >1.50x Coverage Ratio 23.25x Unencumbered<60% Property 4 40% BROADSTONE NET LEASE, INC. 21 INVESTOR PRESENTATION NOVEMBER 2020

SHAREHOLDER FRIENDLY GOVERNANCE

BOARD OF DIRECTORS (INDEPENDENT)

	Name, tenure	Prior experience
	**Laurie A. Hawkes (Lead)** ***4 years***	▪ Co-founder, American Residential Properties ▪ Former President, U.S. Realty Advisors
	**Geoffrey H. Rosenberger** ***13 years***	▪ Co-founder, Clover Capital Management ▪ Former board member, Manning & Napier
	**Shekar Narasimhan** ***13 years***	▪ Co-founder & Managing Partner, Beekman Advisors ▪ Former Chairman & CEO, WMF Group
	**James H. Watters** ***13 years***	▪ SVP & Treasurer, Rochester Institute of Technology ▪ Board member, Canandaigua National Corp.
	**David M. Jacobstein** ***7 years***	▪ Former President & COO, Developers Diversified Realty Corp. ▪ Trustee, Corporate Office Properties Trust

BOARD OF DIRECTORS (INSIDERS)

	Name, tenure	Prior experience
	**Amy L. Tait (Chairman)** ***13 years***	▪ Founder, Broadstone Net Lease ▪ Former EVP & Director, Home Properties Inc.
	**Christopher J. Czarnecki** ***3 years***	▪ President & CEO, Broadstone Net Lease ▪ Joined BNL in 2009
	**Agha S. Khan** ***5 years***	▪ Senior Principal, Stone Point Capital

KEY GOVERNANCE HIGHLIGHTS

- ✓ **Majority independent board**
- ✓ **All required committees are independent**
- ✓ **Elected to opt out of MUTA**
- ✓ **Significant equity investment by board members**
- ✓ **Minimum stock ownership requirements**
- ✓ **Significant diversity, 50% women and minorities**

Further alignment of interest driven by substantial equity investment held by Board members

BROADSTONE NET LEASE, INC.

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INVESTOR PRESENTATION | NOVEMBER 2020

A CULTURE OF CORPORATE RESPONSIBILITY Environmental Responsibility Social Responsibility Community Engagement Diversity Hiring Practices BNL is constantly exploring initiatives that promote sustainable environmental practices “Go Green” Initiative Subcommittee Environmental Considerations In Our Office Tenant & Portfolio Practices BNL works to foster a culture that is dynamic, collaborative, collegial, and based on trust Corporate Responsibility Has Been a Cornerstone of Broadstone Since Inception Employee Satisfaction Based on an employee-feedback survey, BNL has won the Rochester top workplaces award six years in a row Wellness Programs Employee Satisfaction & Appreciation BROADSTONE NET LEASE, INC. 23 INVESTOR PRESENTATION NOVEMBER 2020

ADDITIONAL INFORMATION BROADSTONE NET LEASE, INC.

GAAP RECONCILIATIONS FUNDS FROM OPERATIONS (FFO), ADJUSTED FUNDS FROM OPERATIONS (AFFO) (1) Excludes 216 weighted average shares of unvested restricted common stock for the three months ended September 30, 2020. (2) Excludes $46 from the numerator for the three months ended September 30, 2020, related to dividends paid or declared on shares of unvested restricted common stock. For the three months ended (in thousands, except per share data) September 30, 2020 2019 Net income $ 9,711 $ 25,038 Real property depreciation and amortization 31,343 28,392 Gain on sale of real estate (1,060) (12,585) Provision for impairment on investment in rental properties 14,732 2,435 FFO $ 54,726 $ 43,280 Capital improvements / reserves 1,662 — Straight-line rent adjustment (6,943) (5,499) Adjustment to provision for credit losses (15) — Cost of debt extinguishment 392 455 Amortization of debt issuance costs 819 611 Amortization of net mortgage premiums (34) (37) Gain on interest rate swaps and other non-cash interest expense (42) (41) Amortization of lease intangibles 151 (873) Internalization expenses 1,929 923 Stock-based compensation 796 — Change in fair value of earnout liability (6,362) — Other losses (2) — AFFO $ 47,077 $ 38,819 Diluted WASO (1) 123,381 105,516 Net earnings per share, basic and diluted (2) $ 0.08 $ 0.24 FFO per diluted share (2) 0.44 0.41 AFFO per diluted share (2) 0.38 0.37 BROADSTONE NET LEASE, INC. 25 INVESTOR PRESENTATION NOVEMBER 2020

GAAP RECONCILIATIONS

EBITDA, EBITDAre, Adjusted EBITDAre, Net Debt to Annualized Adjusted EBITDAre

	For the three months ended				
(in thousands)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Net income	$ 25,038	$ 27,712	$ 11,848	$ 17,098	$ 9,711
Depreciation and amortization	28,392	30,829	31,219	39,921	31,363
Interest expense	18,465	21,509	20,991	19,513	18,511
Income taxes	405	1,262	549	402	129
EBITDA	$ 72,300	$ 81,312	$ 64,607	$ 76,934	$ 59,714
Provision for impairment of investment in rental properties	2,435	—	2,133	534	14,732
Gain on sale of real estate	(12,585)	(13,142)	(7,619)	(1,046)	(1,060)
EBITDAre	$ 62,150	$ 68,170	$ 59,121	$ 76,422	$ 73,386
Adjustment for current quarter investment activity [1]	8,898	346	—	—	—
Adjustment for current quarter disposition activity [2]	(549)	(1,015)	(285)	(52)	(78)
Adjustment to exclude non-recurring expenses associated with the Internalization	923	2,463	1,205	389	1,929
Adjustment to exclude change in fair value of earnout liability	—	—	4,177	(6,321)	(6,362)
Adjustment to exclude write-off of accrued rental income[3]	—	—	3,993	—	—
Adjustment to exclude cost of debt extinguishments	455	—	22	—	392
Adjustment to exclude lease termination fees	(407)	—	—	(276)	—
Adjusted EBITDAre	$ 71,470	$ 69,964	$ 68,233	$ 70,162	$ 69,267
Annualized Adjusted EBITDAre	$ 285,880	$ 279,856	$ 272,932	$ 280,648	$ 277,068

					September 30, 2020	
(in thousands)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	Reported	Pro Forma [4]
Debt						
Mortgages and notes payable, net	$ 112,562	$ 111,793	$ 110,464	$ 109,512	$ 108,752	$ 108,752
Unsecured term notes, net	1,671,511	1,672,081	1,672,587	1,673,092	1,433,495	1,433,495
Revolving Credit Facility	303,300	197,300	353,300	248,300	—	—
Debt issuance costs	8,862	8,277	7,767	7,268	6,829	6,829
Gross Debt	2,096,235	1,989,451	2,144,118	2,038,172	1,549,076	1,549,076
Cash and cash equivalents	(14,008)	(12,455)	(93,151)	(9,241)	(101,787)	(157,717)
Restricted cash	(30,107)	(7,856)	(3,561)	(601)	(7,200)	(7,200)
Net Debt	$ 2,052,120	$ 1,969,140	$ 2,047,406	$ 2,028,330	$ 1,440,089	$ 1,384,159
Net Debt to Annualized Adjusted EBITDAre	7.18x	7.04x	7.50x	7.23x	5.20x	5.00x

[1] Reflects an adjustment to give effect to all acquisitions during the quarter as if they had been acquired as of the beginning of the quarter.
[2] Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.
[3] Represents non-cash adjustment to write-off accrued rental income associated with a customer in bankruptcy.
[4] Reflects net proceeds received from partial exercise of underwriters' overallotment option subsequent to quarter end.

BROADSTONE NET LEASE, INC.
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INVESTOR PRESENTATION | NOVEMBER 2020